UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2015

INTERSECTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50580 (Commission File Number)	54-1956515 (IRS Employer Identification No.)

3901 Stonecroft Boulevard
Chantilly, Virginia 20151
(Address of Principal Executive Offices) (Zip Code)

(703) 488-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 13, 2015, Intersections Inc. (the "Company") held its annual meeting of stockholders.  Matters voted on at the annual meeting and the results thereof were as follows:

1.  Directors
	For	Withheld	Broker Non-Votes

Michael R. Stanfield	12,719,634	874,799	4,886,813
John M. Albertine	12,858,788	735,645	4,886,813
Thomas G. Amato	12,915,774	678,659	4,886,813
Steve Bartlett	12,920,906	673,527	4,886,813
James L. Kempner	12,900,570	693,863	4,886,813
Thomas L. Kempner	12,522,002	1,072,431	4,886,813
Bruce L. Lev	12,857,123	737,310	4,886,813
David A. McGough	12,913,814	680,619	4,886,813

	For	Against	Abstain	Broker Non-Votes
2. An advisory vote on executive compensation	11,900,755	1,478,249	215,429	4,886,813

	For	Against	Abstain	Broker Non-Votes
3. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2015	18,030,420	432,198	18,630	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 18, 2015

INTERSECTIONS INC.

By:	/s/ Neal Dittersdorf
Name:	Neal Dittersdorf
Title:	Executive Vice President

NY 75687413v1